UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 12, 2006
CARDIOGENESIS CORPORATION
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	000-28288 (Commission File Number)	77-0223740 (IRS Employer Identification No.)
26632 Towne Centre Drive, Suite 320
Foothill Ranch, CA 92610
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (714) 649-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
On April 12, 2006, the Company issued a press release regarding the delay in filing the Company’s Form 10-K for the year ended December 31, 2005
The press release is attached hereto as Exhibit 99.01 and is incorporated herein by this reference.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits

Exhibit Number	Exhibit Title or Description
99.01	Press release of Cardiogenesis Corporation dated April 12, 2006 (furnished pursuant to Item 2.02)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIOGENESIS CORPORATION (Registrant)
Date: April 12, 2006	By:	/s/ Michael J. Quinn
Michael J. Quinn,
Chairman, Chief Executive Officer and President

Exhibit Index

Exhibit Number	Exhibit Title or Description
99.01	Press release of Cardiogenesis Corporation dated April 12, 2006